JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on
Schedule 13D (including any and all amendments thereto) with respect to the shares of common stock, par value $.01 per share, of RJR Nabisco Holdings Corp., and further agree that this Joint Filing Agreement be included as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such statement.

Date: March 11, 1996
                                            Brooke Group Ltd.


                                            By:/s/ BENNETT S. LEBOW
                                               ---------------------------------
                                               Bennett S. LeBow
                                               Chairman of the Board, President
                                                 and Chief Executive Officer


                                            BGLS Inc.


                                            By:/s/ BENNETT S. LEBOW
                                               ---------------------------------
                                               Bennett S. LeBow
                                               Chairman of the Board, President
                                                 and Chief Executive Officer


                                            Liggett Group Inc.


                                            By:/s/ DAVID P. SHEETS
                                               ---------------------------------
                                               David P. Sheets
                                               Chief Financial Officer


                                            New Valley Corporation


                                            By:/s/ RICHARD J. LAMPEN
                                               ---------------------------------
                                               Richard J. Lampen
                                               Executive Vice President


                                            ALKI Corp.


                                            By:/s/ BENNETT S. LEBOW
                                               ---------------------------------
                                               Bennett S. LeBow
                                               Chairman of the Board, President
                                                 and Chief Executive Officer





                                               /s/ BENNETT S. LEBOW
                                               ---------------------------------
                                               Bennett S. LeBow